UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2010
GOODRICH PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
Incorporation)

801 Louisiana, Suite 700 Houston, Texas	77002

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 780-9494
N/A

(Former Name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
          On December 30, 2010, Goodrich Petroleum Corporation (the “Company”) closed the sale (the “Disposition”) of certain of its non-core shallow properties in East Texas and North Louisiana to SND Operating, L.L.C. (“SND”) pursuant to the Purchase Agreement (the “Agreement”) by and between Goodrich Petroleum Company, L.L.C., the Company’s wholly-owned subsidiary, and SND dated October 27, 2010. The total consideration paid by SND for the assets was approximately $65 million.
          A copy of the Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
          Also on December 30, 2010, the Company issued a press release to announce the closing of the Disposition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
          In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Other Exhibits.
     (b) Pro Forma Financial Information
          Unaudited pro forma financial information of the Company to give effect to the Disposition is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2010;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2010; and

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2009.
     (d) Exhibits

Exhibit No.	Description
2.1*	Purchase Agreement by and between Goodrich Petroleum, L.L.C. and SND Operating, L.L.C., dated October 27, 2010.

99.1	Press release issued December 30, 2010.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Goodrich Petroleum Corporation as of September 30, 2010 and for the nine months ended September 30, 2010 and the year ended December 31, 2009.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION
Date: January 4, 2011	By:	/s/ Michael J. Killelea
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Purchase Agreement by and between Goodrich Petroleum, L.L.C. and SND Operating, L.L.C., dated October 27, 2010.

99.1	Press release issued December 30, 2010.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Goodrich Petroleum Corporation as of September 30, 2010 and for the nine months ended September 30, 2010 and the year ended December 31, 2009.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

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